UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 11, 2003

Penn Treaty American Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	0-15972	23-1664166
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3440 Lehigh Street Allentown, Pennsylvania 18103
(Address of principal executive offices) (Zip Code)

(610) 965-2222
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7.                                                             Financial Statements and Exhibits.

(c)                                  Exhibits.

99.1                           Press Release of Penn Treaty American Corporation dated August 11, 2003.

Item 12.                                                       Results of Operations and Financial Condition.

The following information is being provided under Item 12.

On August 11, 2003, Penn Treaty American Corporation (the “Company”) announced its results of operations for the second quarter of 2003.  The Company issued a press release, dated August 11, 2003, which is furnished as an exhibit hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENN TREATY AMERICAN CORPORATION

August 19, 2003	By:	/s/ Cameron B. Waite
Cameron B. Waite
Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release of Penn Treaty American Corporation dated August 11, 2003.